UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021

GREENSKY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector, Suite 700	30342
Atlanta, Georgia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (678) 264-6105

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	GSKY	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 14, 2021, GreenSky, Inc., a Delaware corporation (“GreenSky”), entered into an Agreement and Plan of Merger (as amended or otherwise modified from time to time, the “Merger Agreement”), by and among The Goldman Sachs Group, Inc., a Delaware corporation (“GS Group”), Goldman Sachs Bank USA, a bank organized under the laws of the State of New York (“GS Bank”), and GreenSky Holdings, LLC, a Georgia limited liability company and subsidiary of GreenSky (“GreenSky Holdings”). On November 5, 2021, Glacier Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of GS Bank (“Merger Sub 1”), and Glacier Merger Sub 2, LLC, a Georgia limited liability company and wholly owned subsidiary of GS Bank (“Merger Sub 2”), became party to the Merger Agreement through the execution of a joinder agreement to the Merger Agreement. Upon the terms and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, (i) GreenSky will be merged with and into Merger Sub 1 (the “Company Merger”), with Merger Sub 1 surviving the Company Merger as a wholly owned subsidiary of GS Bank, and (ii) Merger Sub 2 will be merged with and into GreenSky Holdings (the “Holdings Merger” and, together with the Company Merger, the “Mergers”), with GreenSky Holdings surviving the Holdings Merger as a subsidiary of GS Bank and Merger Sub 1. On November 9, 2021, GreenSky filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the Mergers which also constitutes a prospectus of GS Group (the “Proxy Statement/Prospectus”).

Since the initial filing of the Proxy Statement/Prospectus, four complaints have been filed in federal courts in Delaware, Georgia and New York by purported GreenSky stockholders against GreenSky and the members of the GreenSky board of directors in connection with the Mergers:  Jeweltex Manufacturing Inc. Retirement Plan v. GreenSky, Inc., et al., Case No. 1:21-cv-04800 (filed November 19, 2021) (N.D. Ga.); Carlisle v. GreenSky, Inc., et al., Case No. 21-cv-01655 (filed November 23, 2021) (D. Del.); Taylor v. GreenSky, Inc., et al., Case No. 1:21-cv-04876 (filed November 29, 2021) (N.D. Ga.); and Trantham v. GreenSky, Inc., et al., Case No. 21-cv-10333 (filed December 3, 2021) (S.D.N.Y.) (collectively, the “Federal Stockholder Litigation”). The complaints in the Federal Stockholder Litigation include allegations that, among other things, the Proxy Statement/Prospectus omitted certain material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act, rendering the Proxy Statement/Prospectus false and misleading. Additionally, on November 9, November 20, November 24 and November 29, 2021, four purported GreenSky stockholders sent demand letters alleging similar insufficiencies in the disclosures in the Proxy Statement/Prospectus (such letters, the “Demand Letters”, and together with the Federal Stockholder Litigation, the “Litigation Matters”).

The plaintiffs in the Federal Stockholder Litigation seek various remedies, including an order enjoining the defendants from proceeding with the Mergers unless the defendants disclose allegedly material information that was allegedly omitted from the Proxy Statement/Prospectus, rescinding the Mergers in the event that they are consummated or awarding rescissory damages, declaring that defendants violated Sections 14(a) and/or 20(a) of the Exchange Act and the related rules and regulations thereunder, awarding costs, including attorneys’ and expert fees, and granting such other and further relief as the court may deem just and proper.

GreenSky believes that the claims asserted in the Litigation Matters are without merit and no additional disclosures are required under applicable law. However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Mergers and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, GreenSky has determined to voluntarily make the following supplemental disclosures to the Proxy Statement/Prospectus, as described in this Current Report on Form 8-K.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, GreenSky specifically denies all allegations in the Litigation Matters that any additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to stockholders of GreenSky in connection with the Mergers or the timing of the Special Meeting of Stockholders (the “Special Meeting”) of GreenSky, which is scheduled to be held virtually, via live webcast, on December 10, 2021, at 10:00 a.m., Eastern Time.  The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GSKY2021SM. The GreenSky board of directors, acting upon the unanimous recommendation of a special committee composed of independent directors of the GreenSky board of directors, continues to recommend that you vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement/Prospectus.

Supplemental Disclosures to the Proxy Statement/Prospectus in connection with the Litigation Matters

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement/Prospectus and should be read in conjunction with the disclosures contained in the Proxy Statement/Prospectus, which in turn should be read in its entirety.  All page references are to the Proxy Statement/Prospectus and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement/Prospectus.

The disclosure in the section entitled “The Mergers—Certain Unaudited Financial Information”, beginning on page 73 of the Proxy Statement/Prospectus, is hereby amended as follows:

The table and related footnotes after the first full paragraph on page 76 are amended and restated by replacing such table and related footnotes in their entirety with the following:

	Fiscal year ended December 31,
($ in millions)	2022E	2023E	2024E	2025E	Terminal Year
EBIT (1)	$169	$186	$196	$202	$205
Taxes	(41)	(46)	(48)	(49)	(50)
Depreciation and amortization	12	12	13	13	14
Capital expenditures	(16)	(16)	(16)	(16)	(16)
Change in finance charge reversal liability	35	30	11	7	7
Change in restricted cash	(34)	(36)	(17)	(11)	(11)
Unlevered free cash flows (2)	$126	$131	$139	$146	$150

(1)	EBIT, a non-GAAP financial measure, refers to adjusted EBITDA, less equity-based compensation and depreciation and amortization.
(2)	Unlevered free cash flows were not calculated for fiscal year 2021.

The disclosure in the section entitled “The Mergers—Opinion of J.P. Morgan, GreenSky’s Financial Advisor”, beginning on page 76 of the Proxy Statement/Prospectus, is hereby amended as follows:

The following table and related footnote are added as a new paragraph after the fourth paragraph on page 79 under the subheading “Public Trading Multiples Analysis”:

The results of the analysis for each of the selected companies were as follows:

2022E P/E
American Express Company	17.4x
Synchrony Financial	9.2x
Discover Financial Services	9.8x
Capital One Financial Corporation	8.9x
Alliance Data Systems Corporation	6.8x
LendingClub Corporation	NM (1)

(1)	NM means not meaningful because the applicable multiple is greater than 20.

The fourth sentence of the second full paragraph on page 80 under the subheading “Discounted Cash Flow Analysis” is amended and supplemented by replacing such sentence in its entirety with the following:

The unlevered free cash flows and the range of terminal values were then discounted to present values as of December 31, 2021 using a discount rate range of 11.0% to 13.0%, which was chosen by J.P. Morgan based on an analysis of the weighted average cost of capital of GreenSky and based on J.P. Morgan’s experience and judgment.

The disclosure in the section entitled “The Mergers—Opinion of Piper Sandler, GreenSky Special Committee’s Financial Advisor”, beginning on page 82 of the Proxy Statement/Prospectus, is hereby amended as follows:

The table after the last paragraph on page 87 continuing on page 88 under the subheading “Comparable Company Analyses” is amended and restated by replacing such table in its entirety with the following:

		Stock Price / (1)(2)			Total Enterprise Value / (1)(2)
	Market Capitalization	LTM EPS	2021E EPS	2022E EPS	LTM EBITDA	2021E EBITDA	2022E EBITDA
Company	($B)	(x)	(x)	(x)	(x)	(x)	(x)
Upstart Holdings Inc.	21.6	NM	NM	NM	NM	NM	NM
SoFi Technologies Inc.	11.9	NM	NM	NM	NA	NM	NM
OneMain Holdings Inc.	7.5	5.5	5.2	6.3	NA	NA	NA
LendingClub Corp.	2.9	NM	NM	24.6	46.4	NA	13.0
LendingTree Inc.	2.1	NM	NM	35.5	NM	18.0	13.1
Enova International Inc.	1.2	2.4	4.8	5.9	NA	NA	NA
CURO Group Holdings Corp.	0.7	5.0	11.3	7.2	4.5	7.8	6.0
Oportun Financial Corp.	0.7	NM	12.8	9.6	NA	NA	NA
OppFi Inc.	0.1	1.5	11.5	10.6	NA	2.5	1.9
Elevate Credit Inc.	0.1	5.2	NM	5.5	3.4	6.5	4.5

(1)	NM means not meaningful because the applicable multiple is greater than 50 or negative.
(2)	NA means not available.

The table after the second full paragraph on page 88 under the subheading “Comparable Company Analyses” is amended and restated by replacing such table in its entirety with the following:

		Stock Price /									Most Recent Quarter
Market Capitalization		Tangible Book Value	LTM EPS	2021E EPS	2022E EPS	52-Week High	Dividend Yield	Total Assets	Tangible Common Equity/ Tangible Assets	Total Risk-Based Capital Ratio	Return on Average Assets	Return on Average Equity	Net Income Margin	Efficiency Ratio
Company	($B)	(%)	(x)	(x)	(x)	(%)	(%)	($B)	(%)	(%)	(%)	(%)	(%)	(%)
JPMorgan Chase & Co.	478	235	10.7	11.3	13.3	95.5	2.3	3,684	5.60	17.14	1.28	16.86	28.5	57.4
Bank of America Corporation	345	190	13.7	12.7	13.2	94.1	2.1	3,030	6.17	15.11	1.22	13.43	24.1	69.6
Citigroup Inc.	143	91	7.2	7.0	8.8	87.8	2.9	2,328	6.86	15.63	1.06	12.22	18.9	64.7
Wells Fargo & Co.	188	131	12.2	10.9	12.3	89.0	1.7	1,946	7.48	16.84	1.39	14.13	5.7	75.7
The Toronto-Dominion Bank (1)	118	200	9.7	10.6	10.8	92.1	3.8	1,345	4.44	18.52	0.83	14.59	32.7	56.6
Royal Bank of Canada (1)	145	251	12.2	11.5	11.6	96.2	3.3	1,338	4.37	16.71	1.04	18.17	26.7	55.9
Morgan Stanley	190	261	13.9	14.0	14.4	98.7	2.7	1,162	6.47	20.00	1.21	13.02	22.8	67.7

(1)
Financial data for Royal Bank of Canada and The Toronto-Dominion Bank as of or for the period ending July 31, 2021. Market capitalization and total assets of Royal Bank of Canada and The Toronto-Dominion Bank were adjusted by the exchange ratio of Canadian dollars to U.S. dollars as of September 13, 2021 of 0.79.

The table and related footnotes after the second paragraph on page 89 under the subheading “Analysis of Precedent Transactions” are amended and restated by replacing such table and related footnotes in their entirety with the following:

			Transaction Equity Value / (1)(2)
			LTM	NTM		One-Day
			Net Income	Net Income	Book Value	Implied Premium
Announcement Date	Target	Acquiror	(x)	(x)	(%)	(%)
August 2021	Service Finance Company, LLC (3)	Truist Financial Corporation	NA	NA	NA	NA
June 2021	EnerBank USA (3)	Regions Financial Corporation	12.6	NA	302	NA
January 2021	Cardtronics plc	NCR Corporation	NM	24.5	519	(5.1)
November 2019	Asta Funding, Inc.	Stern Group, Inc.	18.2	NA	96	17.6
May 2019	Total System Services, Inc.	Global Payments Inc.	37.4	25.5	NM	9.6
March 2019	Worldpay, Inc.	Fidelity National Information Services, Inc.	NM	24.4	354	13.6
January 2019	Repay Holdings, LLC	Thunder Bridge Acquisition, Ltd.	NM	NA	550	NA
January 2019	First Data Corporation	Fiserv, Inc.	18.2	16.3	511	29.6
November 2017	America’s Financial Choice, Inc.	Finbond Group Ltd.	4.1	NA	NA	NA
October 2017	Planet Payment, Inc.	Franklin UK Bidco Limited	9.7	25.0	568	18.1
October 2017	Spirit International, Inc.	Kimho Consultants Co. Ltd	7.3	NA	NA	NA
April 2017	MertzCo, Inc.	CardConnect Corp.	17.9	NA	NM	NA
January 2017	UniRush, LLC	Green Dot Corporation	11.2	NA	NM	NA
July 2016	Oak Mortgage Company, LLC	Republic First Bancorp, Inc.	3.3	NA	141	NA
June 2016	Higher One Holdings, Inc.	Blackboard Inc.	33.3	22.4	221	37.3
March 2016	FTS Holding Corporation	FinTech Acquisition Corp.	NM	NA	617	NA
February 2016	CollectorSolutions, Inc.	JetPay Corporation	16.3	NA	NA	NA

(1)
NM means not meaningful for Transaction Equity Value / LTM Net Income because the applicable multiple is greater than 50 or negative.  NM means not meaningful for Transaction Equity Value / Book Value because the applicable percentage is greater than 750 or negative.

(2)	NA means not available.
(3)	Included due to non-traditional banking model focused on home improvement loan programs.

The third sentence of the second paragraph on page 90 under the subheading “Net Present Value Analyses” is amended and supplemented by replacing such sentence in its entirety with the following:

Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to GreenSky and GS Group, respectively.

The following language is added as a new sentence after the third sentence of the second paragraph on page 90 under the subheading “Net Present Value Analyses”:

Consistent with its ordinary practice, Piper Sandler employed the Duff & Phelps Cost of Capital Navigator and its experience and judgment in determining an appropriate discount rate for GreenSky.

The following language is added as a new sentence after the second sentence of the second paragraph on page 91 under the subheading “Net Present Value Analyses”:

Consistent with its ordinary practice, Piper Sandler employed the Duff & Phelps Cost of Capital Navigator and its experience and judgement in determining an appropriate discount rate for GS Group.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding GreenSky and GS Group including, but not limited to, statements related to the proposed acquisition of GreenSky and the anticipated timing, results and benefits thereof, statements regarding the expectations and beliefs of the board of directors of GreenSky, GreenSky management, the board of directors of GS Group or GS Group management, and other statements that are not historical facts.  Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “poised,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could”.  These forward-looking statements are based on GreenSky’s and GS Group’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond GreenSky’s or GS Group’s control.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with GreenSky’s and GS Group’s ability to complete the proposed acquisition on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to securing the necessary regulatory and shareholder approvals and satisfaction of other closing conditions to consummate the proposed acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed acquisition; risks related to diverting the attention of GreenSky and/or GS Group management from ongoing business operations; failure to realize the expected benefits of the proposed acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of litigation in connection with the proposed acquisition, including resulting expense or delay; the risk that GreenSky’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for GreenSky’s business, including the uncertainty of financial performance and results of GS Group following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or for GreenSky to maintain relationships with bank partners, other funding sources or purchasers of receivables related to, or economic participations in, loans originated by GreenSky’s bank partners, merchants, sponsors of merchants, consumers, suppliers, distributors, partners, employees, regulators or other third parties; effects relating to the announcement of the proposed acquisition or any further announcements or the consummation of the proposed acquisition on the market price of GreenSky common stock or GS Group common stock; the possibility that, if GS Group does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors or at all, the market price of GS Group common stock could decline; regulatory initiatives and changes in tax laws; market volatility and changes in economic conditions; and other risks and uncertainties affecting GreenSky and GS Group, including those described from time to time under the caption “Risk Factors” and elsewhere in GreenSky’s and GS Group’s SEC filings and reports, including GreenSky’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, GS Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and future filings and reports by either company.  In addition, the trajectory and future impact of the COVID-19 pandemic remains highly uncertain and can change rapidly, and the extent of the pandemic’s continuing and ultimate impact on GS Group, GreenSky, GreenSky’s bank partners and merchants, borrowers under the GreenSky® consumer financing program, loan demand (in particular, for elective healthcare procedures), legal and regulatory matters, consumers’ ability or willingness to pay, information security and consumer privacy, the capital markets, the economy in general and changes in the U.S. economy that could materially impact consumer spending behavior, unemployment and demand for products of GS Group and GreenSky are highly uncertain and cannot be predicted with confidence at this time.  Moreover, other risks and uncertainties of which GreenSky or GS Group are not currently aware may also affect each company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  Readers of this communication are cautioned that forward-looking statements are not guarantees of future performance.  The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by GreenSky or GS Group on their respective websites or otherwise. Except as otherwise required by law, neither GreenSky nor GS Group undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Participants in the Solicitation

GreenSky, GS Group and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GreenSky’s stockholders in connection with the proposed acquisition.  Information about GreenSky’s directors and executive officers is set forth in GreenSky’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 10, 2021, and in its proxy statement on Schedule 14A for the 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2021 and subsequent statements of beneficial ownership on file with the SEC.  Information about GS Group’s directors and executive officers is set forth in GS Group’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 22, 2021, and in its proxy statement on Schedule 14A for the 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2021 and subsequent statements of beneficial ownership on file with the SEC.  Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GreenSky’s stockholders in connection with the proposed acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the registration statement on Form S-4 and proxy statement/prospectus filed with the SEC and other relevant materials to be filed with the SEC when they become available.

Additional Information and Where to Find It

In connection with the proposed acquisition, GS Group filed with the SEC a registration statement on Form S-4  for the GS Group common stock that will be issued in the proposed acquisition, which was declared effective by the SEC on November 9, 2021.  GS Group has filed with the SEC its prospectus and GreenSky has filed with the SEC its definitive proxy statement in connection with the proposed acquisition, and the definitive proxy statement has been mailed to the stockholders of GreenSky for a Special Meeting of GreenSky’s stockholders to approve the proposed acquisition.  Each of GreenSky and GS Group may also file other relevant documents with the SEC regarding the proposed acquisition.  This communication is not a substitute for the registration statement, the prospectus, the definitive proxy statement or any other document that GreenSky or GS Group may file with the SEC with respect to the proposed acquisition.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROSPECTUS, THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENSKY, GS GROUP AND THE PROPOSED ACQUISITION.

Investors and security holders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about GreenSky, GS Group and the proposed acquisition, once such documents are filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by GreenSky will be made available free of charge on GreenSky’s investor relations website at investors.greensky.com. Copies of documents filed with the SEC by GS Group will be made available free of charge on GS Group’s investor relations website at goldmansachs.com/investor-relations/.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date: December 3, 2021	By:	/s/ Steven Fox
		Name:	Steven Fox
		Title:	Executive Vice President and Chief Legal Officer